OTHER NON-CURRENT ASSETS	12 Months Ended
Dec. 31, 2021
Subclassifications of assets, liabilities and equities [abstract]
OTHER NON-CURRENT ASSETS

	Notes	December 31, 2021	December 31, 2020
Marketable securities and warrants	31(a)	$40.4	$16.4
Deferred consideration from the sale of Sadiola	31(a)	18.9	14.3
Advances for the purchase of capital equipment[1]		44.6	9.1
Receivable from Staatsolie		10.7	—
Income taxes receivable		27.0	9.3
Bond fund investments	31(a)	4.7	6.2
Royalty interests[2]		12.8	5.6
Long-term prepayment[3]		4.0	4.3
Hedge derivatives	30(c)(i)	34.0	26.3
Non-hedge derivatives	31(a)	1.8	—
Other		5.7	4.6
		$204.6	$96.1
1.Includes advances related to the Côté Gold project of $33.0 million (December 31, 2020 - $nil).
2.The Company, through its 90%-owned subsidiary EURO Ressources S.A. (“EURO”), entered into an agreement with a subsidiary of Orezone Gold Corporation (“Orezone”) whereby EURO is entitled to receive 50% of the payable silver production over the life of mine on Orezone’s Bomboré Project for $7.15 million. The agreement also stipulates a minimum guaranteed delivery obligation in favour of EURO of 37,500 ounces of silver per annum subject to a catch-up payment on a shortfall on specified timelines, until delivery of 375,000 ounces of payable silver after which the minimum annual payment guarantee will no longer apply. The agreement is accounted for as a royalty interest. The royalty interest is recorded at cost and subsequently measured at cost less accumulated depreciation.
3.On March 6, 2017, the Company signed an agreement with a third-party for the construction of a solar power plant to deliver power to the Essakane mine for a period of 15 years upon commissioning for active use. The solar power plant was commissioned for active use on June 1, 2018. A prepayment of $4.9 million was made in 2017 towards the purchase of power in connection with the agreement, and for the year ended December 31, 2021, $0.3 million (year ended December 31, 2020 - $0.3 million) was utilized.